Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT


DATE              July 6, 2000

PARTIES           Bell Microproducts Inc.
                  1491 Ringwood Avenue
                  San Jose, CA 95131                          (the "Company")

                  The Retirement Systems of Alabama
                  P.O. Box 302150
                  135 South Union Street, Ste. 570
                  Montgomery, AL 36130                        (the "Investor")

RECITALS

         A. The Retirement Systems of Alabama is agent for each of Teachers' Retirement Systems of Alabama, Employees' Retirement Systems of Alabama, Judicial Retirement Fund, PEIRAF-Deferred Compensation Plan, Public Employees Individual Retirement Account Fund and State Employees' Health Insurance Fund and the term "Investor" as used herein shall mean The Retirement Systems of Alabama and each of the foregoing named funds.

         B. The Company desires to issue to the Investor, and the Investor desires to purchase from the Company, senior subordinated notes in the aggregate principal amount of $100,000,000 (the "Long-Term Notes") and senior subordinated notes in the aggregate principal amount of $80,000,000 (the "Bridge Notes"), on the terms and for the consideration provided herein.

         C. The proceeds of the Long-Term Notes shall be used (i) to fund a portion of the costs of establishing corporate offices in Montgomery, Alabama,
(ii) to fund acquisitions, (iii) to refinance existing senior debt, and (iv) for working capital for ongoing operations.

         D. The proceeds of the Bridge Notes shall be used to refinance existing senior debt.

         E. In consideration of the Investor's agreement to purchase the Long-Term Notes, the Company desires to issue to the Investor, and the Investor desires to purchase from the Company, a warrant to purchase shares of the common stock of the Company, subject to the terms and conditions contained in this Agreement and the Warrant (as defined below).

AGREEMENT

         IN CONSIDERATION of the foregoing premises, and the mutual covenants set forth herein, the parties agree as follows:

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                   ARTICLE 1 DEFINITIONS AND ACCOUNTING TERMS

         1.1. Defined Terms. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set out respectively after each:

         "Affiliate" shall mean, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five percent (5%) or more of any class of capital stock of such Person, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (c) each of such Person's employees, officers, directors, joint venturers and partners; provided, however, that in no case shall the Investor be deemed to be an Affiliate of the Company for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

         "Bridge Notes" shall mean the 9.125% Senior Subordinated Notes issued by the Company to the Investor dated the date hereof in the aggregate original principal amount of $80,000,000, as follows: (i) $58,000,000 payable to Teachers' Retirement Systems of Alabama, (ii) $14,000,000 payable to Employees' Retirement Systems of Alabama, (iii) $3,000,000 payable to PEIRAF-Deferred Compensation Plan, and (iv) $5,000,000 payable to State Employees' Health Insurance Fund.

         "Business Day" shall mean any day (a) which is not a Saturday or Sunday, and (b) on which commercial banks are not authorized or required to close in San Francisco, California or Montgomery, Alabama.

         "Capital Asset" shall mean, with respect to any Person, tangible property owned or leased (in the case of a Capital Lease) by such Person, or any expense incurred by any Person that is required by GAAP to be reported as an asset on such Person's balance sheet.

         "Capital Leases" shall mean any and all lease obligations that, in accordance with GAAP, are required to be capitalized on the books of a lessee.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall mean all property in which the Investor has a Lien to secure the Obligations.

         "Company" shall have the meaning given to that term in the introductory Section hereof entitled PARTIES.

         "Contractual Obligation" of any Person shall mean, any material indenture, note, security, deed of trust, mortgage, security agreement, lease, guaranty, instrument, contract, agreement or other form of obligation to which such Person is a party or by which such Person or any of its property is bound.

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         "Default" shall mean any event or circumstance not yet constituting an
Event of Default which with the giving of any notice or the lapse of any period of time or both, would become an Event of Default.

         "Dollars" and "$" shall mean the lawful currency of the United States of America and, in relation to any payment under this Agreement, same day or immediately available funds.

         "Environmental Laws" means all Requirements of Law relating to the protection of human health or the environment, including, without limitation,
(a) all Requirements of Law pertaining to reporting, licensing, permitting, investigation, and remediation of emissions, discharges, releases, or threatened releases of hazardous materials, chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials or wastes whether solid, liquid, or gaseous in nature, into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials, or wastes, whether solid, liquid, or gaseous in nature; and (b) all Requirements of Law pertaining to the protection of the health and safety of employees or the public.

         "Event of Default" shall have the meaning given to that term in Section 7.1.

         "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System.

         "Final Maturity Date" shall mean June 30, 2010.

         "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of income and of changes in cash flow of such Person for such period, and balance sheets of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

         "GAAP" shall mean generally accepted accounting principles and practices as in effect in the United States of America from time to time, consistently applied.

         "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Governmental Charges" shall mean all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon or relating to (i) the Company, (ii) employees, payroll, income or gross receipts of the Company,
(iii) the ownership or use of any of its assets by the Company or (iv) any other aspect of the business of the Company.

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         "Governmental Rule" shall mean any material law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

         "Indebtedness" of any Person shall mean and include (a) all items of indebtedness and liabilities which, in accordance with GAAP, would be included in determining liabilities that are shown on the liability side of the balance sheet of such Person, (b) all indebtedness and liabilities of other Persons assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable whether by any agreement to acquire indebtedness and liabilities or to supply or advance funds or otherwise, and (c) all indebtedness and liabilities of other Persons secured by any Lien in any property of such Person (including without limitation Capital Leases).

         "Indemnitees" shall have the meaning given to that term in Section
11.3.

         "Interest Rate" with respect to the Long-Term Notes shall mean the fixed rate of interest equal to 9% per annum; and with respect to the Bridge Notes shall mean the fixed rate of interest equal to 9.125% per annum.

         "Investor" shall have the meaning given to that term in Recital A.

         "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, Capital Lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

         "Long-Term Notes" shall mean the 9% Senior Subordinated Notes issued by the Company to the Investor dated the date hereof in the aggregate original principal amount of $100,000,000, as follows: (i) $79,000,000 payable to Teachers' Retirement Systems of Alabama, (ii) $15,000,000 payable to Employees' Retirement Systems of Alabama, (iii) $2,000,000 payable to Judicial Retirement Fund, (iv) $3,000,000 payable to PEIRAF-Deferred Compensation Plan, and (v) $1,000,000 payable to Public Employees Individual Retirement Account Fund.

         "Margin Stock" shall have the meaning given to that term in Regulation U issued by the Federal Reserve Board, as amended from time to time, and any successor regulation thereto.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of the Company; (b) the ability of the Company to pay or perform the Obligations in accordance with the terms of this Agreement and the other Transaction Documents; or (c) the rights and remedies of the Investor under this Agreement, the other Transaction Documents or any related document, instrument or agreement.

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         "Net Worth" shall mean, with respect to any Person at any time, the remainder at such time, determined on a consolidated basis in accordance with GAAP, of (a) the total assets of such Person and its Subsidiaries minus (b) the total liabilities of such Person and its Subsidiaries.

         "Note(s)" shall mean the Long-Term Notes and/or the Bridge Notes or any one or more of them.

         "Obligations" shall mean and include, with respect to the Company, all obligations owed by the Company to the Investor under the Notes, and all amounts arising pursuant to the terms of this Agreement or any of the other Transaction Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to the Company or payable by the Company hereunder or thereunder.

         "Permitted Dividend" shall mean and include:

                  (a) Dividends payable solely in the common stock of the Company (and cash paid in lieu of fractional shares in connection therewith); and

                  (b) Repurchases of employee stock pursuant to repurchase agreements.

         "Permitted Indebtedness" shall mean and include:

                  (a) Senior Indebtedness;

                  (b) Indebtedness to subcontractors and trade creditors incurred in the ordinary course of business;

                  (c) Unsecured Indebtedness of the Company;

                  (d) Purchase money Indebtedness incurred to acquire a Capital Asset provided that such Indebtedness does not exceed the purchase price of such Capital Asset;

                  (e) Indebtedness under Capital Leases and operating leases;

                  (f) Indebtedness of any Subsidiary of the Company to the Company arising from the extension by the Company to such Subsidiary of working capital financing;

                  (g) Indebtedness arising from the endorsement of instruments in the ordinary course of business;

                  (h) Indebtedness of the Company under Rate Contracts, provided, that (A) all such arrangements are entered into in connection with bona fide hedging operations and not for speculation and (B) the aggregate net amount owed by the Company under, on account of or otherwise in connection with such Rate Contracts does not exceed $50,000,000 (marked to market) at any time; and

                  (i) Other Indebtedness not exceeding $1,000,000 at any time.

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                  (j) Notwithstanding the provisions of paragraphs (a) through
         (i), above, the total "permitted indebtedness" may only be expanded to the extent that the Company's accounts receivable plus inventory balances on a consolidated basis less the outstanding balance under the Company's current or any future bank syndication and/or international working capital lines of credit exceed the amount owed by the Company to the Investor.

         "Permitted Liens" shall mean and include:

                  (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided provision is made to the reasonable satisfaction of the Investor for the eventual payment thereof if subsequently found payable;

                  (b) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith;

                  (c) Deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                  (d) Liens arising out of a judgment or award not exceeding $500,000 (exclusive of any amounts covered by insurance issued by a Person not an Affiliate of the Company) with respect to which an appeal is being prosecuted, a stay of execution pending appeal having been secured;

                  (e) Liens securing purchase money Indebtedness if such Indebtedness is Permitted Indebtedness pursuant to clause (d) of the definition thereof and such Liens do not extend to property other than the property financed with such Indebtedness;

                  (f) Liens securing obligations under a Capital Lease if such lease is Permitted Indebtedness pursuant to clause (e) of the definition thereof and such Liens do not extend to property other than the property leased under such Capital Lease;

                  (g) Liens securing Senior Indebtedness;

                  (h) Leases, subleases, licenses and sublicenses granted to the Company the granting of which is not prohibited pursuant to the definition of Permitted Indebtedness;

                  (i) Liens in favor of customs and revenue authorities which secure payment of duties in connection with the importation of goods;

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                  (j) Liens existing on property acquired by the Company or any of its Subsidiaries at the time of such acquisition (including Liens on the assets of any Person at the time such Person becomes a Subsidiary of the Company);

                  (k) Liens on insurance policies and the proceeds thereof incurred solely to secure the financing of premiums owing with respect thereto;

                  (l) Liens in favor of the Company;

                  (m) Liens in favor of the Investor; and

                  (n) Such minor defects, irregularities, encumbrances, easements, rights of way, and clouds on title as normally exist on similar properties which do not, individually or in the aggregate, materially impair the property affected thereby or the use thereof.

         "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, an unincorporated association, a limited liability company, a joint venture, a trust or other entity.

         "Rate Contracts" shall mean swap agreements (as that term is defined in Section 101 of the Federal Bankruptcy Reform Act of 1978, as amended) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

         "Requirement of Law" applicable to any Person shall mean (a) the Articles or Certificate of Incorporation and Bylaws, Partnership Agreement or other organizational or governing documents of such Person, (b) any Governmental Rule applicable to such Person, (c) any material license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person and (d) any material judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Restricted Securities" means the Notes, the Warrant, and the common stock of the Company to be issued under the Warrant, to the extent the Notes, the Warrant and such common stock have not then been sold to the public pursuant to (a) registration under the Securities Act or (b) Rule 144 (or similar or successor rule) promulgated under the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security Agreement" shall mean the Security Agreement dated the date hereof between the Company and the Investor, as amended, supplemented or otherwise modified from time to time.

         "Senior Indebtedness" means all indebtedness, liabilities and obligations of the Company and its Subsidiaries incurred for general corporate purposes (including, without limitation, for acquisitions and letters of credit)

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howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter created or incurred and whether it is sole, joint, several or joint and several, subject to the limitations of "permitted indebtedness."

         "Senior Lenders" shall mean any lenders (whether one or more) who are providing Senior Indebtedness.

         "Subsidiary" of any Person shall mean (a) any corporation of which more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries, (b) any partnership, joint venture, limited liability company or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries and (c) any other Person included in the Financial Statements of such Person on a consolidated basis.

         "Transaction Documents" shall include all of the documents, instruments and certificates listed on Schedule 1.1.

         "Transfer" shall mean any sale, transfer, assignment, or other disposition with or without consideration of any interest in any security, including any disposition of any securities or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

         "Warrant" shall mean the Common Stock Purchase Warrant dated the date hereof between the Company and the Investor, as amended, supplemented or otherwise modified from time to time, as more fully described in Section 4.1(g).

         1.2. GAAP. Unless otherwise indicated in this Agreement, all accounting terms used in this Agreement shall be construed, and all accounting and financial computations hereunder shall be computed, in accordance with GAAP. If GAAP changes during the term of this Agreement such that any covenants contained herein would then be calculated in a different manner or with different components, the Company and the Investor agree to negotiate in good faith to amend this Agreement in such respects as is necessary to conform those covenants as criteria for evaluating the Company's financial condition to substantially the same criteria as were effective prior to such change in GAAP; provided, however, that, until the Company and the Investor so amend this Agreement, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

         1.3. Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

         1.4. Plural Terms. All terms defined in this Agreement in the singular form shall have comparable meanings when used in the plural form and vice versa.

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         1.5. Time. All references in this Agreement to a time of day shall mean
Montgomery, Alabama time, unless otherwise indicated.

         1.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Alabama without reference to conflicts of law rules.

         1.7. Construction. This Agreement is the result of negotiations among, and has been reviewed by, the Company and the Investor and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against the Company or the Investor.

         1.8. Calculation of Interest and Fees. All calculations of interest and fees under this Agreement for any period (a) shall include the first day of such period and exclude the last day of such period and (b) shall be calculated on the basis of a 360 day year consisting of twelve (12) thirty (30) day months.

         1.9. Other Interpretive Provisions. References in this Agreement to "Recitals," "Articles," "Sections," "Paragraphs," Subparagraphs," "Exhibits" and "Schedules" are to recitals, articles, sections, paragraphs, subparagraphs, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words "include" and "including" and words of similar import when used in this Agreement shall not be construed to be limiting or exclusive.

                     ARTICLE 2 PURCHASE AND SALE OF THE NOTE

         2.1.     Purchase and Sale of the Notes.

         Upon satisfaction of the conditions set forth in Section 4.1, at such time and location as the Company and the Investor may agree, (a) the Company shall sell the Long-Term Notes to the Investor and the Investor shall purchase the Long-Term Notes from the Company and deliver to the Company $100,000,000 in cash by wire transfer of immediately available funds to one or more accounts designated by the Company, and (b) the Company shall sell the Bridge Notes to the Investor and the Investor shall purchase the Bridge Notes from the Company and deliver to the Company $80,000,000 in cash by wire transfer of immediately available funds to one or more accounts for the benefit of senior lenders being paid as designated by the Company.

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                ARTICLE 3 PROVISIONS OF THE NOTES AND THE WARRANT

         3.1.     General Provisions As To Payments.

               (a) The Company shall make each payment in respect of the principal of and accrued interest on, the Note, or any other amount due to the Investor under this Agreement or any other Transaction Document, not later than 3:00 p.m., on the day when due, to the Investor as provided in the Note, or in such manner as instructed from time to time in writing by the Investor. All payments hereunder shall be made in United States Dollars by wire transfer of immediately available funds.

               (b) Whenever any payment (including principal of or interest on the Note or other amount) hereunder or under any other Transaction Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of such interest, or other amount, if applicable.

               (c) The Company hereby authorizes the Investor to make appropriate notations on the grid attached to the Note, including the date, outstanding principal amount and any prepayment thereof, which notations shall be conclusive absent manifest error; provided, however, that the failure of the Investor to make such notation or any error on the Note shall not affect the obligation of the Company to repay, in accordance with the terms of the Note and this Agreement, the principal amount of the Note together with all interest and other amounts due hereunder.

         3.2.  Interest.

               (a) Interest shall be payable on the principal amount of the Note outstanding from time to time at the Interest Rate.

               (b) Interest on the Note shall accrue from the date hereof (or, if later, the date the Investor purchases the Note) and shall be payable on the date specified in the Note and on maturity of the Note, whether by acceleration or otherwise.

               (c) In no event whatsoever shall the aggregate of all amounts deemed interest under the Note and charged or collected pursuant to the terms of this Agreement or pursuant to the Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement or the Note are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

         3.3.  Principal Repayment.

               (a) The Company shall repay the Long-Term Notes as follows: (i) in semi-annual installments aggregating $3,500,000 beginning on December 31,

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2000 until and including June 30, 2007; and (ii) in semi-annual installments aggregating $8,500,000 beginning on December 31, 2007 until and including the Final Maturity Date.

               (b) Any and all principal of the Long-Term Notes remaining unpaid, together with all interest accrued but unpaid thereon, automatically and unconditionally shall be due and payable in full on the Final Maturity Date.

               (c) The Company shall repay the Bridge Notes in full on or before June 30, 2001.

         3.4.  Optional Prepayments.

               (a) The Company may, at any time, at its option, prepay any one or more of the Long-Term Notes in whole and from time to time in part, without premium or penalty, upon not less than thirty (30) Business Day's prior written notice to the Investor; provided, however, that each partial prepayment shall be in an aggregate principal amount not less than $1,000,000 or integral multiples of $100,000 in excess thereof. Each prepayment of a Note shall include payment in cash of the principal amount of such Note proposed to be prepaid on such prepayment date, and all accrued but unpaid interest thereon to the date of such prepayment on the portion of the Note being prepaid.

               (b) The Company may not prepay the Bridge Notes prior to January 6, 2001. The Company may, at any time on or after January 6, 2001 at its option, prepay any one or more of the Bridge Notes in whole and from time to time in part, without premium or penalty, upon not less than thirty (30) Business Day's prior written notice to the Investor; provided, however, that each partial prepayment shall be in an aggregate principal amount not less than $1,000,000 or integral multiples of $100,000 in excess thereof. Each prepayment of a Note shall include payment in cash of the principal amount of such Note proposed to be prepaid on such prepayment date, and all accrued but unpaid interest thereon to the date of such prepayment on the portion of the Note being prepaid.

               (c) Each notice of prepayment pursuant to this Section 3.4 shall specify the proposed date of such prepayment, the principal amount of the Note to be prepaid, and the interest owing on such principal amount.

                         ARTICLE 4 CONDITIONS PRECEDENT.

         4.1. Conditions to Purchase and Sale of Notes.

         The obligations of the Investor to purchase and of the Company to sell the Notes hereunder are subject to the satisfaction of the following conditions:

               (a) Securities Purchase Agreement. Each of the Company and the Investor shall have received, in form and substance satisfactory to it and its counsel, a duly executed copy of this Agreement and the other Transaction Documents, including the Warrant as more fully described in Section 4.1(g), each in form and substance satisfactory to it and its counsel.

               (b) No Default. No Default or Event of Default shall exist.

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               (c) No Litigation. No action, proceeding, investigation,
regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby.

               (d) Payment of Fees and Expenses. The Company shall have paid the legal fees and expenses of the Investor's legal counsel, in an amount not to exceed $75,000.

               (e) Representations and Warranties; Performance of Covenants. The representations and warranties of the Company contained herein shall be correct in all material respects as though made on and as of the date hereof. The Company shall have satisfied each of the conditions precedent set forth herein on and as of the date hereof. The representations and warranties of the Investor contained herein shall be correct in all material respects as though made on and as of the date hereof. The Investor shall have satisfied each of the conditions precedent set forth herein on and as of the date hereof.

               (f) Consent of Holders of Senior Indebtedness. The holders of the Senior Indebtedness outstanding on the date hereof shall have consented to the transaction contemplated by this Agreement.

               (g) Warrant. The Company shall have issued to the Investor the Warrant to purchase 500,000 shares of stock in the Company at a price of $18.00 per share at any time during a period of 10 years from the date of the purchase of the Long-Term Notes.

                    ARTICLE 5 REPRESENTATIONS AND WARRANTIES

         5.1. The Company's Representations and Warranties. In order to induce the Investor to enter into this Agreement, the Company hereby represents and warrants to the Investor as follows:

                  (a) Due Incorporation, Qualification, Etc. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of California; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed might have a Material Adverse Effect, including, without limitation, the State of Alabama.

                  (b) Authority. The execution, delivery and performance by the Company of each Transaction Document, and the consummation of the transactions contemplated thereby (i) are within the Company's power and (ii) have been duly authorized by all necessary action on the part of the Company.

                  (c) Enforceability. Each Transaction Document executed by the Company has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                  (d) Non-Contravention. The execution and delivery by the Company of the Transaction Documents and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to the Company; (ii) violate any provision of, or result in the material breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of the Company; or (iii) result in the creation or imposition of any Lien upon any material property, asset or revenue of the Company (except such Liens as may be created in favor of the Investor).

                  (e) Approvals. Other than as obtained as of the date hereof, no material consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person), is required in connection with the execution and delivery of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby.

                  (f) No Violation or Default. The Company is not in violation of or in default with respect to (i) any Requirement of Law; (ii) any Contractual Obligation, where, such violation or default could have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company (A) has not violated any Environmental Laws, (B) does not have any liability under any Environmental Laws or (C) has not received notice or other communication of an investigation, and the Company is not under investigation by any Governmental Authority having authority to enforce Environmental Laws, where such violation, liability or investigation could have a Material Adverse Effect. No Event of Default or Default has occurred and is continuing.

                  (g) Litigation. Except as set forth (with the dollar amounts claimed) in Schedule 5.1(g), no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of the Company, threatened against the Company at law or in equity in any court or before any other Governmental Authority which (i) could (alone or in the aggregate) have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by the Company of the Transaction Documents or the transactions contemplated thereby.

                  (h) Title. The Company owns and has good and marketable title to, or a valid leasehold interest in, all its respective real properties and good title to its other respective assets and properties as reflected in the most recent Financial Statements delivered to the Investor (except those assets and properties disposed of in the ordinary course of business or otherwise in compliance with this Agreement since the date of such Financial Statements) and all assets and properties acquired by the Company since such date (except those disposed of in the ordinary course of business or otherwise in compliance with this Agreement). Such assets and properties are subject to no Lien, except for Permitted Liens.

                  (i) Financial Statements. The Financial Statements of the Company which have been delivered to the Investor, (i) are in accordance with the books and records of the Company, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP; and (iii) fairly present the financial positions of the Company at such date. The Company has no contingent obligations, liability for taxes or other outstanding obligations which are material in the aggregate, except as disclosed in the audited Financial Statements of the Company dated December 31, 1999, furnished by the Company to the Investor prior to the date hereof.

                  (j) Other Regulations. The Company is not subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, any state public utilities code or any federal or state statute or regulatory scheme which would limit its ability execute, deliver and perform any of the Transaction Documents executed or to be executed by it.

                  (k) Patent and Other Rights. The Company owns, and has the full right to license without the consent of any other Person, all patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct its business as now conducted.

                  (l) Governmental Charges. The Company has filed or caused to be filed all tax returns which are required to be filed by it. The Company has paid, or made provision for the payment of, all taxes and other Governmental Charges which have or may have become due pursuant to such returns or otherwise, except such Governmental Charges, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which could not have a Material Adverse Effect if unpaid.

                  (m) Margin Stock. The Company owns no Margin Stock which, in the aggregate, would constitute a substantial part of the assets of the Company, and no proceeds of the Notes will be used to purchase or carry, directly or indirectly, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

                  (n) Subsidiaries, Etc. Set forth in Schedule 5.1(n) is a complete list of all of the Company's Subsidiaries, the jurisdiction of incorporation of each, the classes of common stock of each and the number of shares and percentages of shares of each such class owned directly or indirectly by the Company. Except for such Subsidiaries, the Company has no Subsidiaries, is not a partner in any partnership or a joint venturer in any joint venture.

                  (o) Catastrophic Events. Neither the Company nor any of its properties is or has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty that could have a Material Adverse Effect. There are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which the Company is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of the Company, jurisdictional disputes or organizing activity occurring or threatened which could have a Material Adverse Effect.

                  (p) Burdensome Contractual Obligations, Etc. Neither the Company nor any of its properties is subject to any Contractual Obligation or Requirement of Law which could have a Material Adverse Effect.

                  (q) No Material Adverse Effect. No event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect.

                  (r) Accuracy of Information Furnished. None of the Transaction Documents and none of the other certificates, statements or information furnished to the Investor by or on behalf of the Company in connection with the Transaction Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                              ARTICLE 6 COVENANTS.

         6.1. Affirmative Covenants. Until the satisfaction in full by the Company of all Obligations, the Company will comply with the following affirmative covenants, unless the Investor shall otherwise consent in writing:

                  (a) Financial Statements, Reports, etc. The Company shall furnish to the Investor the following, each in such form and such detail as the Investor shall reasonably request:

                           (i) Within fifty (50) days after the last day of each
                  fiscal quarter of the Company, (A) a copy of the Financial Statements of the Company for such quarter and for the fiscal year to date (including consolidated Financial Statements for the Company and its Subsidiaries), certified by the president or chief financial officer of the Company to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to year-end audit adjustments) and (B) the Form 10-Q Report filed by the Company with the Securities and Exchange Commission for such quarter;

                           (ii) Within ninety-five (95) days after the close of
                  each fiscal year of the Company, (A) copies of the audited Financial Statements of the Company for such year (including consolidated Financial Statements for the Company and its Subsidiaries), prepared by independent certified public accountants acceptable to the Investor, (B) copies of the unqualified opinions (or qualified opinions reasonably acceptable to the Investor) and management letters delivered by such accountants in connection with all such Financial Statements, (C) certificates of all such accountants to the Investor stating that in making the examination necessary for their opinion they have obtained no knowledge of any Event of Default or Default which has occurred and is continuing, or if, in the opinion of such accountants, an Event of Default or Default has occurred and is continuing, a statement as to the nature thereof (or other certificates of such accountants reasonably acceptable to the Investor) and (D) the Form 10-K Report filed by the Company with the Securities and Exchange Commission for such year;

                           (iii) Contemporaneously with the quarterly and
                  year-end financial statements required by the foregoing clauses (i) and (ii), a certificate of the president or chief financial officer of the Company in such detail as the Investor may reasonably request which sets forth the calculations conducted to verify that the Company is in compliance with the net worth covenant set forth in Section 6.2(g) and stating that no Event of Default and no Default has occurred and is continuing, or, if any such Event of Default or Default has occurred and is continuing, a statement as to the nature thereof and what action the Company proposes to take with respect thereto;

                           (iv) As soon as possible and in no event later than
                  five (5) Business Days after they are sent, made available or filed, copies of all registration statements and reports filed by the Company with the Securities and Exchange Commission (including 8Q reports) and all reports, proxy statements and financial statements sent or made available by the Company to its shareholders generally; and

                           (v) Such other instruments, agreements, certificates,
                  opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of the Company, and compliance by the Company with the terms of this Agreement and the other Transaction Documents as the Investor may from time to time reasonably request.

                  (b) Books and Records. The Company shall at all times keep proper books of record and account in which full, true and correct entries will be made of its transactions in accordance with GAAP.

                  (c) Inspections. The Company shall permit any Person designated by the Investor, upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of the Company, to examine the books of account of the Company and to discuss the affairs, finances and accounts of the Company with, and to be advised as to the same by, their officers, all at such times and intervals as the Investor may reasonably request.

                  (d) Insurance. The Company shall carry and maintain insurance of the types and in the amounts customarily carried from time to time during the term of this Agreement by others engaged in substantially the same business as the Company and operating in the same geographic area as the Company, including fire, public liability, property damage and worker's compensation, such insurance to be carried with companies and in amounts reasonably satisfactory to the Investor. The Company shall name the Investor as additional insured or loss payee, as appropriate and to the extent of its interest, on all such insurance.

                  (e) Governmental Charges The Company shall promptly pay and discharge before delinquent all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon, except such Governmental Charges as may in good faith be contested or disputed by appropriate proceedings, provided that in each such case appropriate reserves are maintained in accordance with GAAP.

                  (f) Use of Proceeds. The Company shall use the proceeds of the Long-Term Note only for the purposes set forth in Recital C and the Company shall use the proceeds of the Bridge Note only for the purposes set forth in Recital D. The Company shall not use any part of the proceeds of the Notes, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve the Company or the Investor in a violation of Regulations T, U or X issued by the Federal Reserve Board.

                  (g) General Business Operations. The Company shall (i) preserve and maintain its corporate existence and all of its rights, privileges and franchises reasonably necessary to the conduct of its business, (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations, the violation of which could have a Material Adverse Effect, and (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

                  (h) Information. Without in any way limiting the generality of Sections 6.1(a) and (c), the Company shall meet with representatives of the Investor on a semi-annual basis and will provide the Investor with quarterly written reports regarding the Company's business operations and financial condition.

         6.2. Negative Covenants. Until the satisfaction in full by the Company of all Obligations, the Company will comply with the following negative covenants, unless the Investor shall otherwise consent in writing:

                  (a) Indebtedness. The Company shall not create, incur, assume or permit to exist any Indebtedness except for Permitted Indebtedness.

                  (b) Liens. The Company shall not create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for Permitted Liens.

                  (c) Asset Dispositions. The Company shall not sell, lease, transfer or otherwise dispose of any of its assets or property, whether now owned or hereafter acquired, except in the ordinary course of its business. Upon any such sale in the ordinary course of business, the Investor will, at the Company's request, release its Lien in any assets so sold.

                  (d) Dividends, Redemptions, Etc. The Company shall not (i) pay any dividends or make any distributions on its capital stock; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its capital stock; (iii) return any capital to any holder of its capital stock as such; (iv) make any distribution of assets, capital stock, obligations or securities to any holder of its capital stock as such; or (v) set apart any sum for any such purpose; except that the Company may pay Permitted Dividends.

                  (e) Transactions With Affiliates. The Company shall not enter into any Contractual Obligation with any Affiliate or engage in any other transaction with any Affiliate except that the Company may (i) buy and sell assets to and from its Subsidiaries for fair value and
         (ii) engage in other transactions with its Subsidiaries or with Affiliates upon terms at least as favorable to the Company as arms-length transactions with unaffiliated Persons.

                  (f) Accounting Changes. The Company shall not change (i) its fiscal year (currently January 1 through December 31) or (ii) its accounting practices except as required by GAAP.

                  (g) Net Worth Covenant. The Company shall not permit its Net Worth, for any fiscal quarter, to be less than $87,500,000.

                  (h) Financing Covenant. As recited in the definition of "permitted indebtedness," the total "permitted indebtedness" may only be expanded to the extent that the Company's accounts receivable plus inventory balances on a consolidated basis less the outstanding balance under the Company's current or any future bank syndication and/or international working capital lines of credit exceed the amount owed by the Company to the Investor. The Company shall submit to Investor quarterly certification of compliance with the foregoing financing covenant.

                  (i) No Conflicting Agreements. The Company shall not enter into or become a party to any agreement if such agreement would cause the Company to be in violation of any of its agreements herein.

                                ARTICLE 7 DEFAULT

         7.1. Events of Default. The occurrence or existence of any one or more of the following shall constitute an "Event of Default" hereunder:

                  (a) The Company shall fail to pay within 15 Business Days of when due any principal, interest or other payment required under the terms of this Agreement or any of the other Transaction Documents; or

                  (b) The Company shall fail to observe or perform any covenant, obligation, condition or agreement contained in this Agreement or the other Transaction Documents and such failure shall continue for 15 Business Days after receipt of written notice of such failure from the Investor; or

                  (c) Any material representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Investor in or in connection with this Agreement or any of the other Transaction Documents, or as an inducement to the Investor to enter into this Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

                  (d) The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of affecting any of the foregoing; or

                  (e) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 60 days of commencement; or

                  (f) Any Transaction Document or any material term thereof shall cease to be, or be asserted by the Company not to be, a legal, valid and binding obligation of the Company enforceable in accordance with its terms; other than as a result of the Investor's own actions or inactions; or

                  (g) An "Event of Default" as defined under the senior debt agreements shall exist.

         7.2. Remedies. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Section (d) or (e)) and at any time thereafter during the continuance of such Event of Default, the Investor may by written notice to the Company declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default referred to in Section (d) or (e), immediately and without notice all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence and during the existence of any

Event of Default, the Investor may exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both.

              ARTICLE 8 REPRESENTATIONS AND WARRANTIES OF INVESTOR

         8.1. Representations and Warranties of the Investor.

         The Investor represents and warrants to the Company as of the date hereof as follows:

               (a) Purchase for its Own Account. The Investor is purchasing the Notes for its own account, without a view to the distribution thereof in violation of the Securities Act, all without prejudice, however, to the right of such Investor at any time, in accordance with this Agreement or the Transaction Documents, lawfully to sell or otherwise to dispose of all or any part of either or both Notes held by it.

               (b) Accredited Investor. The Investor is an "accredited investor" within the meaning of Regulation D under the Securities Act.

               (c) Authority, Etc. The Investor has the power and authority to enter into and perform this Agreement, the Subordination Agreement and the other Transaction Documents to which it is a party, and the execution and performance hereof and thereof have been duly authorized by all proper and necessary action.

               (d) Securities Act Compliance. The Investor understands that the Company has not registered the Notes under the Securities Act, and the Investor agrees that the Notes may not be sold or transferred or offered for sale or transfer by it without registration under the Securities Act or the availability or an exemption therefrom, all as more fully provided in Article 10 hereof.

                        ARTICLE 9 SUBORDINATION OF NOTES

         9.1. Notes and Liens Subordinate to Senior Indebtedness.

         The Company, and the Investor by its acceptance of the Notes, covenant and agree that the Obligations are hereby expressly made subordinate and subject in right of payment to the prior payment of all Senior Indebtedness. The Investor agrees to execute and deliver to any creditor of any Senior Indebtedness a subordination agreement in the form of Exhibit A attached hereto.

                        ARTICLE 10 TRANSFER OF SECURITIES

         10.1. Restriction on Transfer.

         The Restricted Securities shall not be transferable except a holder of Restricted Securities may transfer such Restricted Securities upon the conditions specified in this Article 10, which conditions are intended to insure compliance with the provisions of the Securities Act in respect of the transfer thereof.

         10.2. Restrictive Legends.

         Each certificate for the Restricted Securities, and each certificate for any such securities issued to subsequent transferees of any such certificate, shall (unless otherwise permitted by the provisions of Section 10.3 hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

------------------------------------------------------------
THE  INDEBTEDNESS  EVIDENCED BY THIS NOTE IS SUBORDINATED
TO THE PRIOR  PAYMENT IN FULL OF ALL SENIOR  INDEBTEDNESS
TO  THE  EXTENT  PROVIDED  IN  THE  SECURITIES   PURCHASE
AGREEMENT   DATED   JULY   6,   2000,    BETWEEN     BELL
MICROPRODUCTS INC. AND THE RETIREMENT SYSTEMS OF ALABAMA (THE "SECURITIES PURCHASE AGREEMENT"). THIS NOTE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN
THE  ABSENCE  OF  SUCH   REGISTRATION   OR  AN  EXEMPTION
THEREFROM. IN ADDITION, THE TRANSFER OF THIS NOTE IS SUBJECT TO THE CONDITIONS SPECIFIED IN ARTICLE 10 OF THE SECURITIES PURCHASE AGREEMENT. NO TRANSFER OF THIS NOTE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE
BEEN  FULFILLED.   A  COPY  OF  THE  SECURITIES  PURCHASE
AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY THE PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT.
------------------------------------------------------------


 ---------------------------------------------------------
 NEITHER THIS  CERTIFICATE NOR THE SHARES  EVIDENCED BY
 THIS   CERTIFICATE  HAVE  BEEN  REGISTERED  UNDER  THE
 SECURITIES ACT OF 1933, AS AMENDED,  OR THE SECURITIES
 LAWS OF ANY STATE.  NEITHER THIS  CERTIFICATE  NOR THE
 SHARES  EVIDENCED  BY THIS  CERTIFICATE  MAY BE  SOLD,
 TRANSFERRED  OR  OTHERWISE  DISPOSED OF IN THE ABSENCE
 OF SUCH  REGISTRATION  OR AN EXEMPTION  THEREFROM.  IN
 ADDITION,  THE TRANSFER OF BOTH THIS  CERTIFICATE  AND
 THE SHARES  EVIDENCED BY THIS  CERTIFICATE  IS SUBJECT
 TO  THE  CONDITIONS  SPECIFIED  IN  ARTICLE  10 OF THE
 SECURITIES   PURCHASE   AGREEMENT  DATED JULY 6,  2000
 BETWEEN  BELL  MIROPRODUCTS  INC.  AND THE  RETIREMENT
 SYSTEMS   OF   ALABAMA   (THE   "SECURITIES   PURCHASE
 AGREEMENT").  NO TRANSFER OF THIS  CERTIFICATE  OR THE
 SECURITIES  EVIDENCED  BY THIS  CERTIFICATE  SHALL  BE
 VALID OR  EFFECTIVE  UNTIL SUCH  CONDITIONS  HAVE BEEN
 FULFILLED.   A  COPY   OF  THE   SECURITIES   PURCHASE
 AGREEMENT  IS ON  FILE  AND  MAY BE  INSPECTED  AT THE
 PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER
 OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE,
 AGREES TO BE BOUND BY THE PROVISIONS OF THE SECURITIES
 PURCHASE AGREEMENT.
 ---------------------------------------------------------

         10.3.    Notice of Transfer.

               (a) Each holder shall, prior to any Transfer of any Restricted Securities, give written notice to the Company of such holder's intention to effect such Transfer and to comply in all other respects with the provisions of this Section 10.3 in making such proposed Transfer. Each such notice shall describe the manner and circumstances of the proposed Transfer. Upon request by the Company, the holder delivering such notice shall deliver a written opinion, addressed to the Company, of counsel for such holder, stating that in the opinion of such counsel (which opinion shall be reasonably satisfactory to the Company) such proposed Transfer does not involve a transaction requiring registration of such Restricted Securities under the Securities Act. Such holder shall thereupon be entitled to transfer the Restricted Securities in accordance with the terms of the notice delivered to the Company, if the Company does not reasonably object to such Transfer and request such opinion, within five days after delivery of such notice or, if the Company does request such opinion, upon its receipt thereof. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Restricted Securities (and each certificate or other instrument evidencing any untransferred balance of such Restricted Securities) shall bear the legend set forth in Section 10.2 above unless (i) such opinion of counsel is to the effect that registration of any future Transfer is not required by the applicable provisions of the Securities Act or (ii) the Company shall have waived the requirement of such legend.

               (b) Notwithstanding the foregoing provisions of this Section 10.3, the restrictions imposed by this Section 10.3 upon the transferability of any Restricted Securities shall cease and terminate when (i) any such Restricted Securities are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act or as otherwise contemplated by paragraph (a) above in a manner that does not require that the Restricted Securities so transferred continue to bear the legend set forth in Section 10.2 above or (ii) the holder of such Restricted Securities has met the requirements for Transfer of such Restricted Securities under Rule 144(k). Whenever the restrictions imposed by this Section shall terminate, upon the written request of the holder of any Restricted Securities as to which such restrictions have terminated, as promptly as practicable but in any event within ten (10) Business Days of receipt of such request, the Company shall, without charge, issue, register and deliver a new instrument not bearing the restrictive legend set forth in Section 10.3 above and not containing any other reference to the restrictions imposed by this Section.

               (c) Reference is made to Section 10 of the Warrant for shelf-registration provisions.

                            ARTICLE 11 MISCELLANEOUS.

         11.1. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the Company or the Investor under this Agreement or the other Transaction Documents shall be in writing and faxed, mailed or delivered, if to the Company or the Investor, at its respective facsimile number or address set forth below. All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed via certified mail return receipt requested postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when sent by facsimile, upon confirmation of receipt.

         The Company:      Bell Microproducts Inc.
                           1941 Ringwood Avenue
                           San Jose, California 95131
                           Attention:  Don Bell, President or
                                       Remo Canessa, Vice President and
                                                     Chief Financial Officer
                           Facsimile: (408) 451-1694

         The Investor      The Retirement Systems of Alabama
                           P.O. Box 302150
                           135 South Union Street, Ste. 570
                           Montgomery, AL 36130
                           Attn:  Dr. David G. Bronner, CEO
                           Facsimile:  (334) 240-3268

         11.2. Expenses. The Company shall pay within 30 Business Days of a written demand therefor all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Investor in the enforcement or attempted enforcement of any of the Obligations, including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Transaction Documents or the Obligations or any bankruptcy or similar proceeding involving the Company.

         11.3. Indemnification. To the fullest extent permitted by law, the Company agrees to protect, indemnify, defend and hold harmless the Investor and its respective officers, employees, agents and any affiliates thereof ("Indemnitees") from and against any liabilities, losses, damages or expenses of any kind or nature and from any suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any matter or thing or action or failure to act by Indemnitees, or any of them, arising out of or relating to the Transaction Documents, including without limitation any use by the Company of any proceeds of the Notes, except to the extent such liability arises from the willful misconduct or gross negligence of such Indemnitees. Upon receiving knowledge of any suit, claim or demand asserted by a third party that the Investor believes is covered by this indemnity, the Investor shall give the Company notice of the matter and an opportunity to defend it, at the Company's sole cost and expense. Any failure or delay of the Investor to notify the Company of any such suit, claim or demand shall not relieve the Company of its obligations under this
Section 11.3 but shall reduce such obligations to the extent of any increase in those obligations caused solely by an such unreasonable failure or delay. The obligations of the Company under this Section 11.3 shall survive the payment and performance of the Obligations.

         11.4. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement or any other Transaction Document may be amended or waived if such amendment or waiver is in writing and is signed by the Company and the Investor. No failure or delay by the Investor in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         11.5. Successors and Assigns. This Agreement and the other Transaction Documents shall be binding upon and inure to the benefit of the Company, the Investor, all future holders of the Notes and their respective successors and permitted assigns, except that the Company may not assign or transfer any of its rights or obligations under any Transaction Document (other than the Subordination Agreement) without the prior written consent of the Investor, and the Investor may only assign or transfer in accordance with Article 10. All references in this Agreement to any Person shall be deemed to include all successors and assigns of such Person.

         11.6. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

         11.7. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         11.8. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                          [The signature page follows]

         IN WITNESS WHEREOF, the Company and the Investor have caused this Securities Purchase Agreement to be executed as of the day and year first above written.


THE COMPANY:                    BELL MICROPRODUCTS INC.


                                By:
                                     Name:
                                     Title:

THE INVESTOR:                   THE RETIREMENT SYSTEMS OF ALABAMA, on behalf
                                of itself and as agent for, and on behalf of, TEACHERS' RETIREMENT SYSTEMS OF ALABAMA,
                                EMPLOYEES' RETIREMENT SYSTEMS OF ALABAMA,
                                JUDICIAL RETIREMENT FUND, PEIRAF-DEFERRED
                                COMPENSATION PLAN, PUBLIC EMPLOYEES INDIVIDUAL
                                RETIREMENT ACCOUNT FUND and STATE
                                EMPLOYEES' HEALTH INSURANCE FUND


                                By:
                                     Name:
                                     Title:

                                List of Schedules



Schedule 1.1               Transaction Documents

Schedule 5.1(g)            Litigation

Schedule 5.1(n)            Subsidiaries

                       Bell Microproducts Inc. ("Company")

                   Retirement Systems of Alabama ("Investor")

                  $100,000,000 Subordinated Long-Term Notes and
                      $80,000,000 Subordinated Bridge Notes

                          Closing Date: July ___, 2000


                          Transaction Document Schedule

A.       PRINCIPAL NOTE DOCUMENTS.

         1.       The Securities Purchase Agreement
         2.       $100,000,000 Long-Term Notes:

                  o $79,000,000 Note (Teachers' Retirement Systems of Alabama)
                  o $15,000,000 Note (Employees' Retirement Systems of Alabama)
                  o $2,000,000 Note (Judicial Retirement Fund)
                  o $3,000,000 Note (PEIRAF - Deferred Compensation Plan)
                  o $1,000,000 Note (Public Employees Individual Retirement
                    Account Fund)

         3.       $80,000,000 Bridge Notes:

                  o $58,000,000 Note (Teachers' Retirement Systems of Alabama)
                  o $14,000,000 Note (Employees' Retirement Systems of Alabama)
                  o $3,000,000 Note (PEIRAF - Deferred Compensation Plan)
                  o $5,000,000 Note (State Employees' Health Insurance Fund)

         4.       The Warrant
         5.       The Subordination Agreement

B.       SECURITY DOCUMENTS OF THE COMPANY.

         1.       The Security Agreement
         2. The Pledge Agreement (respecting North American and South American subsidiaries only) 3. UCC-1 Financing Statements for filing in:

                  o  Arizona
                  o  California
                  o  California - Santa Clara County
                  o  Colorado
                  o  Delaware
                  o  Florida

                  o  Georgia - Cherokee County
                  o  Georgia - Cobb County
                  o  Illinois
                  o  Maryland
                  o  Maryland - Howard County
                  o  Massachusetts
                  o  Massachusetts - Middlesex County
                  o  Minnesota
                  o  New Jersey
                  o  New Jersey - Morris County
                  o  New Jersey - Passaic County
                  o  New York
                  o  New York - Oneida County
                  o  New York - Suffolk County
                  o  Ohio
                  o  Oregon
                  o  Pennsylvania
                  o  Pennsylvania - Montgomery County
                  o  Pennsylvania - Philadelphia County
                  o  Texas
                  o  Utah
                  o  Virginia
                  o  Virginia - Fairfax County
                  o  Washington

C.       SECURITY DOCUMENTS OF BELL MICROPRODUCTS CANADA, INC.

         1.       The Guaranty
         2.       The Security Agreement
         3.       The Pledge Agreement
         4.       UCC-1 Financing Statements for filing in:

o        California

D.       SECURITY DOCUMENTS OF BELL MICROPRODUCTS CANADA - TENEX DATA ULC.

         1.       The Guaranty
         2.       The Security Agreement
         3.       Personal Property Security Act filings for filing in:

                  o  Alberta
                  o  British Columbia
                  o  Manitoba
                  o  New Brunswick

                  o  Nova Scotia
                  o  Ontario
                  o  Saskatchewan

E.       SECURITY DOCUMENTS OF BELL MICROPRODUCTS - FUTURE TECH, INC.

         1.       The Guaranty
         2.       The Security Agreement
         3.       UCC-1 Financing Statements for filing in:

                  o  California
                  o  Florida

F.       SECURITY DOCUMENTS OF RORKE DATA, INC.

         1.       The Guaranty
         2. The Security Agreement (excluding any European assets and subsidiaries)
         3.       UCC-1 Financing Statements for filing in:

                  o  Minnesota

G.       CORPORATE DOCUMENTS RESPECTING THE COMPANY.

         1.       Certified Articles of Incorporation
         2.       A Certificate of Good Standing from California and Alabama
         3. A Certificate of the Secretary certifying bylaws, authorizing resolutions and officer incumbency

H.       CORPORATE DOCUMENTS RESPECTING BELL MICROPRODUCTS CANADA, INC.

         1.       Certified Articles of Incorporation
         2.       A Certificate of Good Standing from California
         3. A Certificate of the Secretary certifying bylaws, authorizing resolutions and officer incumbency

I.       CORPORATE DOCUMENTS RESPECTING BELL MICROPRODUCTS CANADA - TENEX
         DATA ULC.

         1. Certified copy of the Memorandum of Association and Articles of Association
         2.       A Certificate of Good Standing from Nova Scotia, Canada
         3. A Certificate of the Secretary certifying authorizing resolutions and officer incumbency

J.       CORPORATE DOCUMENTS RESPECTING BELL MICROPRODUCTS - FUTURE TECH, INC.

         1.       Certified Articles of Incorporation
         2.       A Certificate of Good Standing from California and Florida
         3. A Certificate of the Secretary certifying bylaws, authorizing resolutions and officer incumbency

K.       CORPORATE DOCUMENTS RESPECTING RORKE DATA, INC.

         1.       Certified Articles of Incorporation
         2.       A Certificate of Good Standing from Minnesota
         3. A Certificate of the Secretary certifying bylaws, authorizing resolutions and officer incumbency

L.       OPINION.

         A written opinion of outside counsel to Company, dated as of the Closing Date, and addressed to the Investor, covering such legal matters as is customary regarding Company's due organization, authorization and execution of documents.


M.       OTHER ITEMS.

         1. Certificates of insurance in forms acceptable to the Investor, naming the Investor as a loss payee.
         2.       All fees and expenses of the Investor's legal counsel
                  (maximum of $75,000).

                                 Schedule 5.1(g)

                                   Litigation


         During 1999, the Company filed suit against American Credit Indemnity ("ACI"), its former credit insurer, for recovery of amounts due under claim made by the Company. ACI has counter sued for rescission of the credit insurance contract for repayment of claims previously paid. Management has reviewed and investigated the claims, and while no assurance can be given regarding the outcome of this matter, management believes that the final outcome of the matter will not have a material impact on consolidated financial position or results of operations.

                                 Schedule 5.1(n)

                                  Subsidiaries



Direct Subsidiaries:
-------------------
                              Jurisdiction of                                Outstanding       Percent
Name                           Incorporation          Classes of Stock          Shares          Owned
----                          ----------------        ----------------       -----------       -------
Bell Microproducts              California                 Common                100            100%
Canada, Inc.

Bell Microproducts -            California                 Common               1,000           100%
Future Tech, Inc.

Rorke Data, Inc.                Minnesota                  Common                100            100%





Indirect Subsidiaries:
---------------------
                              Jurisdiction of                                Outstanding       Percent
Name                           Incorporation        Classes of Stock            Shares         Owned
----                          ----------------      ----------------         -----------       -------
Rorke Data Europe               Netherlands                Common                400            100%
Holding B.V.

Rorke Data Europe B.V.          Netherlands                Common                400            100%

Rorke Data Realty B.V.          Netherlands                Common                455            100%

Rorke Data Italy s.r.l.            Italy                   Common             No shares;        100%
                                                                             only capital

Bell Microproducts          Nova Scotia, Canada            Common                101            100%
Canada - Tenex Data ULC

